1 Earnings Release Supplement First Quarter 2024 (UNAUDITED) May 1, 2024

2 Table of Contents Section I Section II Section III Section IV Section VI Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

3 Forward-Looking Statements We make forward-looking statements in this presentation that are subject to risks and uncertainties. These forward-looking statements include information about possible or assumed future results of our business, financial condition, liquidity, results of operations, plans, and objectives. When we use the words “believe,” “expect,” “anticipate,” “estimate,” “plan,” “continue,” “intend,” “should,” “may,” or similar expressions, we intend to identify forward-looking statements. Statements regarding the following subjects, among others, may be forward-looking by their nature: • our ability to increase our dividend per share of common stock; • the state of the U.S. economy generally or in specific geographic regions in which we operate, and the effect of general economic conditions on the lodging industry and our business in particular; • market trends in our industry, interest rates, real estate values and the capital markets; • our business and investment strategy and, particularly, our ability to identify and complete hotel acquisitions and dispositions; • our projected operating results; • actions and initiatives of the U.S. government and changes to U.S. government policies and the execution and impact of such actions, initiatives and policies; • our ability to manage our relationships with our management companies and franchisors; • our ability to maintain our existing and future financing arrangements; • changes in the value of our properties; • the impact of and changes in governmental regulations, tax law and rates, accounting guidance and similar matters; • our ability to satisfy the requirements for qualification as a REIT under the U.S. Tax Code; • our ability to repay or refinance our indebtedness as it matures or becomes callable by lenders; • the availability of qualified personnel; • our ability to make distributions to our stockholders in the future; • the general volatility of the market price of our securities; and • the degree and nature of our competition. Forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account information currently available to us. You should not place undue reliance on these forward-looking statements. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us. These factors are discussed under “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2023, and in other documents we have filed with the Securities and Exchange Commission. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. Any forward-looking statement is effective only as of the date on which it is made. New risks and uncertainties arise over time, and it is not possible for us to predict those events or how they may affect us. Except as required by law we are not obligated to, and do not intend to, publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Additionally, this presentation contains certain unaudited historical and pro forma information and metrics which are based or calculated from historical data that is maintained or produced by Summit Hotel Properties, Inc. or third parties. This presentation contain statistics and other data that may have been obtained from, or compiled from, information made available by third-parties.

4 Non-GAAP Financial Measures We disclose certain “non-GAAP financial measures,” which are measures of our historical financial performance. Non-GAAP financial measures are financial measures not prescribed by Generally Accepted Accounting Principles ("GAAP"). These measures are as follows: (i) Funds From Operations (“FFO”) and Adjusted Funds from Operations ("AFFO"), (ii) Earnings before Interest, Taxes, Depreciation and Amortization ("EBITDA"), Earnings before Interest, Taxes, Depreciation and Amortization for Real Estate ("EBITDAre") and Adjusted EBITDAre (as described below). We caution investors that amounts presented in accordance with our definitions of non-GAAP financial measures may not be comparable to similar measures disclosed by other companies, since not all companies calculate these non-GAAP financial measures in the same manner. Our non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of our operating performance. Our non-GAAP financial measures may include funds that may not be available for our discretionary use due to functional requirements to conserve funds for capital expenditures, property acquisitions, debt service obligations and other commitments and uncertainties. Although we believe that our non- GAAP financial measures can enhance the understanding of our financial condition and results of operations, these non-GAAP financial measures are not necessarily better indicators of any trend as compared to a comparable measure prescribed by GAAP such as net income (loss). FFO and AFFO As defined by Nareit, FFO represents net income or loss (computed in accordance with GAAP), excluding preferred dividends, gains (or losses) from sales of real property, impairment losses on real estate assets, items classified by GAAP as extraordinary, the cumulative effect of changes in accounting principles, plus depreciation and amortization related to real estate assets, and adjustments for unconsolidated partnerships, and joint ventures. AFFO represents FFO excluding amortization of deferred financing costs, franchise fees, equity-based compensation expense, transaction costs, debt transaction costs, premiums on redemption of preferred shares, losses from net casualties, non-cash interest income and non-cash income tax related adjustments to our deferred tax asset. Unless otherwise indicated, we present FFO and AFFO applicable to our common shares and common units. We present FFO and AFFO because we consider FFO and AFFO an important supplemental measure of our operational performance and believe it is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO and AFFO when reporting their results. FFO and AFFO are intended to exclude GAAP historical cost depreciation and amortization, which assumes that the value of real estate assets diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. Because FFO and AFFO exclude depreciation and amortization related to real estate assets, gains and losses from real property dispositions and impairment losses on real estate assets, and certain transaction costs related to lodging property acquisition activities and debt, FFO and AFFO provide performance measures that, when compared year over year, reflect the effect to operations from trends in occupancy, guestroom rates, operating costs, development activities and interest costs, providing perspective not immediately apparent from net income. Our computation of FFO differs slightly from the computation of Nareit-defined FFO related to the reporting of depreciation and amortization expense on assets at our corporate offices, which is de minimus. Our computation of FFO may also differ from the methodology for calculating FFO used by other equity REITs and, accordingly, may not be comparable to such other REITs. FFO and AFFO should not be considered as an alternative to net income (loss) (computed in accordance with GAAP) as an indicator of our liquidity, nor is it indicative of funds available to fund our cash needs, including our ability to pay dividends or make distributions. Where indicated in this Earnings Release Supplement, FFO is based on our computation of FFO and not the computation of Nareit- defined FFO unless otherwise noted.

5 Non-GAAP Financial Measures (cont.) EBITDAre and Adjusted EBITDAre In September 2017, Nareit proposed a standardized performance measure, called EBITDAre, which is based on EBITDA and is expected to provide additional relevant information about REITs as real estate companies in support of growing interest among generalist investors. The conclusion was reached that, while dedicated REIT investors have long been accustomed to utilizing the industry’s supplemental measures such as FFO and net operating income (“NOI”) to evaluate the investment quality of REITs as real estate companies, it would be helpful to generalist investors for REITs as real estate companies to also present EBITDAre as a more widely known and understood supplemental measure of performance. EBITDAre is intended to be a supplemental non-GAAP performance measure that is independent of a company’s capital structure and will provide a uniform basis for one measurement of the enterprise value of a company compared to other REITs. EBITDAre, as defined by Nareit, is calculated as EBITDA, excluding: (i) loss and gains on disposition of property and (ii) asset impairments, if any. We believe EBITDAre is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to satisfy general operating expenses, to make capital expenditures and to fund other cash needs or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results. We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional non-recurring or unusual items described below provides useful supplemental information to investors regarding our ongoing operating performance. We believe that the presentation of Adjusted EBITDAre, when combined with the primary GAAP presentation of net income, is useful to an investor in evaluating our operating performance because it provides investors with an indication of our ability to incur and service debt, to meet general operating expenses, to make capital expenditures and to fund other cash needs, or reinvest cash into our business. We also believe it helps investors meaningfully evaluate and compare the results of our operations from period to period by removing the effect of our asset base (primarily depreciation and amortization) from our operating results.

6 Table of Contents Section I Section II Section III Section IV Section VI Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

7 Summary Financial Results (Unaudited) For the Three Months Ended March 31, (Amounts in thousands, except per share metrics and statistics) 2024 2023 Net loss attributable to common stockholders $ (2,116) $ (5,228) Net loss per diluted share $ (0.02) $ (0.05) Total revenues $ 188,142 $ 182,383 EBITDAre (1) $ 61,199 $ 55,340 Adjusted EBITDAre (1) $ 48,801 $ 44,427 FFO (1) $ 25,488 $ 22,076 Adjusted FFO (1) $ 29,996 $ 26,260 FFO per diluted share and unit (1) $ 0.21 $ 0.18 Adjusted FFO per diluted share and unit (1) $ 0.24 $ 0.22 Pro Forma (2) RevPAR $ 124.18 $ 122.33 RevPAR Growth 1.5 % Hotel EBITDA $ 68,562 $ 64,956 Hotel EBITDA Margin 36.5% 35.7 % Hotel EBITDA Margin Growth 81 bps Same Store (3) RevPAR $ 123.19 $ 121.15 RevPAR Growth 1.7 % Hotel EBITDA $ 66,724 $ 63,007 Hotel EBITDA Margin 36.2% 35.3 % Hotel EBITDA Margin Growth 87 bps 1. See tables later in this presentation for a discussion and reconciliation of Net income (loss) to non-GAAP financial measures, including earnings before interest, taxes, depreciation, and amortization (“EBITDA”), EBITDAre, adjusted EBITDAre, funds from operations (“FFO”), FFO per diluted share and unit, adjusted FFO (“AFFO”), and AFFO per diluted share and unit, as well as a reconciliation of Operating income to hotel EBITDA. See “Non-GAAP Financial Measures” at the end of this presentation. 2. Unless stated otherwise in this presentation, all pro forma information includes operating and financial results for 99 lodging properties owned as of March 31, 2024, as if each hotel had been owned by the Company since January 1, 2023 and remained open for the entirety of the measurement period. As a result, all pro forma information includes operating and financial results for hotels acquired since January 1, 2023, which may include periods prior to the Company’s ownership. Pro forma and non- GAAP financial measures are unaudited. 3. All same store information includes 97 lodging properties owned as of March 31, 2024, with operating and financial results for the three months ended March 31, 2024 and 2023.

Summary Pro Forma Operating Results (Unaudited)

(Amounts in thousands, except operating statistics)	2023 Q2	2023 Q3	2023 Q4	2024 Q1	Trailing Twelve Months Ended March 31, 2024
Pro Forma Operating Data [(1)]					
Pro forma room revenue	$ 172,120	$ 160,094	$ 155,615	$ 167,073	$ 654,902
Pro forma other hotel operations revenue	20,216	20,051	20,300	20,692	81,259
Pro forma total revenues	**192,336**	**180,145**	**175,915**	**187,765**	**736,161**
Pro forma total hotel operating expenses	121,556	118,121	113,714	119,203	472,594
Pro forma hotel EBITDA	**70,780**	**62,024**	**62,201**	**68,562**	**263,567**
Pro forma hotel EBITDA Margin	*36.8 %*	*34.4 %*	*35.4 %*	*36.5 %*	*35.8 %*
Pro Forma Statistics [(1)]					
Rooms sold	1,016,494	999,226	956,235	965,659	3,937,614
Rooms available	1,345,344	1,360,189	1,360,220	1,345,435	5,411,188
Occupancy	*75.6 %*	*73.5 %*	*70.3 %*	*71.8 %*	*72.8 %*
ADR	$ 169.33	$ 160.22	$ 162.74	$ 173.01	$ 166.32
RevPAR	$ 127.94	$ 117.70	$ 114.40	$ 124.18	$ 121.03
Actual Statistics					
Rooms sold	1,039,045	1,014,851	970,959	969,479	3,994,334
Rooms available	1,376,796	1,383,189	1,381,867	1,351,150	5,493,002
Occupancy	*75.5 %*	*73.4 %*	*70.3 %*	*71.8 %*	*72.7 %*
ADR	$ 167.64	$ 159.35	$ 161.78	$ 172.70	$ 165.34
RevPAR	$ 126.51	$ 116.91	$ 113.67	$ 123.92	$ 120.23

1. Unaudited pro forma information includes operating results for 99 hotels owned as of March 31, 2024, as if all such hotels had been owned by the Company since January 1, 2023. For hotels acquired by the Company after January 1, 2023 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2023, to March 31, 2024. The financial results for the Acquired Hotels include information provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

8

SUMMIT HOTEL PROPERTIES

9 Adjusted EBITDAre Reconciliation (Unaudited) (Amounts in thousands) For the Three Months Ended March 31, 2024 2023 Net income (loss) $ 2,833 $ (1,970) Depreciation and amortization 36,799 36,908 Interest expense 21,582 20,909 Interest income on cash deposits (157) (83) Income tax expense (benefit) 217 (472) EBITDA 61,274 55,292 (Gain) loss on disposal of assets and other dispositions, net (75) 48 EBITDAre 61,199 55,340 Recoveries of credit losses — (250) Amortization of key money liabilities (121) (136) Equity-based compensation 1,848 1,468 Debt transaction costs 564 87 Non-cash interest income, net (133) (130) Non-cash lease expense, net 73 133 Casualty (gains) losses, net (274) 536 (Income) loss related to non-controlling interests in consolidated joint ventures (638) 680 Other non-cash items, net 312 711 Adjustments related to non-controlling interests in consolidated joint ventures (14,029) (14,012) Adjusted EBITDAre $ 48,801 $ 44,427

10 Adjusted FFO Reconciliation (Unaudited) (Amounts in thousands, except per share metrics) For the Three Months Ended March 31, 2024 2023 Net income (loss) $ 2,833 $ (1,970) Preferred dividends (3,970) (3,970) Distributions to and accretion of redeemable non-controlling interests (657) (657) (Income) loss related to non-controlling interests in consolidated joint ventures (638) 680 Net loss applicable to Common Stock and Common Units (2,432) (5,917) Real estate-related depreciation 35,603 35,727 (Gain) loss on disposal of assets and other dispositions, net (75) 48 Adjustments related to non-controlling interests in consolidated joint ventures (7,608) (7,782) FFO applicable to Common Stock and Common Units 25,488 22,076 Recoveries of credit losses — (250) Amortization of debt issuance costs 1,619 1,399 Amortization of franchise fees 164 142 Amortization of intangible assets, net 911 903 Equity-based compensation 1,848 1,468 Debt transaction costs 564 87 Non-cash interest income, net (133) (130) Non-cash lease expense, net 73 133 Casualty (gains) losses, net (274) 536 Deferred income tax (benefit) expense (3) 63 Other non-cash items, net 312 711 Adjustments related to non-controlling interests in consolidated joint ventures (573) (878) AFFO applicable to Common Stock and Common Units $ 29,996 $ 26,260 FFO per share of Common Stock and Common Units $ 0.21 $ 0.18 AFFO per share of Common Stock and Common Units $ 0.24 $ 0.22 Weighted-average diluted shares of Common Stock and Common Units: FFO and AFFO 122,599 122,010

Reconciliation to Adjusted EBITDA*re* - By Ownership Interest (Unaudited)

Q1 2024 *(Amounts in thousands, except statistics)*	Summit Wholly-Owned		GIC Joint Venture [1]		Other Joint Ventures [1]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023
Number Rooms Sold	566,988	576,950	380,958	351,943	21,533	21,321	969,479	950,214						
Number of Rooms Available	824,096	868,050	502,029	487,260	25,025	24,750	1,351,150	1,380,060						
Occupancy	68.8 %	66.5 %	75.9 %	72.2 %	86.0 %	86.1 %	71.8 %	68.9 %						
Average Daily Rate	$ 169.64	$ 168.03	$ 171.32	$ 171.89	$ 277.76	$ 264.86	$ 172.70	$ 171.63						
Room Revenue PAR	$ 116.72	$ 111.68	$ 130.00	$ 124.15	$ 239.00	$ 228.16	$ 123.92	$ 118.18						
Room Revenue	96,186	96,947	65,264	60,495	5,981	5,647	167,431	$ 163,089						
Other revenue	9,867	9,603	7,843	6,976	3,001	2,715	20,711	19,294						
Total Revenue	**$ 106,053**	**$ 106,550**	**$ 73,107**	**$ 67,471**	**$ 8,982**	**$ 8,362**	**$ 188,142**	**$ 182,383**						
Hotel EBITDA	**34,295**	**31,866**	**30,662**	**27,581**	**3,567**	**3,418**	**68,524**	**62,865**						
% margin	32.3 %	29.9 %	41.9 %	40.9 %	39.7 %	40.9 %	36.4 %	34.5 %						
Net income (loss)	13	(1,493)	913	(1,933)	1,907	1,456	$ 2,833	$ (1,970)	$ (447)	$ 826	$ (191)	$ (146)	$ 2,195	$ (1,290)
Depreciation and amortization	19,290	19,194	16,426	16,697	1,083	1,017	36,799	36,908	(8,049)	(8,182)	(108)	(102)	28,642	28,624
Interest expense	8,587	8,256	11,991	11,748	1,004	905	21,582	20,909	(5,876)	(5,757)	(100)	(91)	15,606	15,061
Interest income	(149)	(76)	(8)	(7)	—	—	(157)	(83)	4	3	—	—	(153)	(80)
Income tax benefit	25	—	192	(472)	—	—	217	(472)	(94)	231	—	—	123	(241)
EBITDA	**$ 27,766**	**$ 25,881**	**$ 29,514**	**$ 26,033**	**$ 3,994**	**$ 3,378**	**$ 61,274**	**$ 55,292**	**$ (14,462)**	**$ (12,879)**	**$ (399)**	**$ (339)**	**$ 46,413**	**$ 42,074**
Loss (gain) on disposal of assets and other dispositions, net	—	26	(75)	22	—	—	(75)	48	37	(11)	—	—	(38)	37
EBITDAre	**$ 27,766**	**$ 25,907**	**$ 29,439**	**$ 26,055**	**$ 3,994**	**$ 3,378**	**$ 61,199**	**$ 55,340**	**$ (14,425)**	**$ (12,890)**	**$ (399)**	**$ (339)**	**$ 46,375**	**$ 42,111**
Recoveries of credit losses	—	(250)	—	—	—	—	—	(250)	—	—	—	—	—	(250)
Amortization of key money liabilities	(52)	(67)	(51)	(51)	(18)	(18)	(121)	(136)	25	25	2	2	(94)	(109)
Equity-based compensation	1,848	1,468	—	—	—	—	1,848	1,468	—	—	—	—	1,848	1,468
Debt transaction costs	550	35	14	52	—	—	564	87	(7)	(25)	—	—	557	62
Non-cash interest income	(133)	(130)	—	—	—	—	(133)	(130)	—	—	—	—	(133)	(130)
Non-cash lease expense, net	103	121	(30)	12	—	—	73	133	15	(6)	—	—	88	127
Casualty losses (gains), net	310	305	(163)	201	(421)	30	(274)	536	80	(98)	42	(3)	(152)	435
Non-cash items and other	312	711	—	—	—	—	312	711	—	2	—	—	312	713
Adjusted EBITDAre	**$ 30,704**	**$ 28,100**	**$ 29,209**	**$ 26,269**	**$ 3,555**	**$ 3,390**	**$ 63,468**	**$ 57,759**	**$ (14,312)**	**$ (12,992)**	**$ (355)**	**$ (340)**	**$ 48,801**	**$ 44,427**

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

11

SUMMIT HOTEL PROPERTIES

Reconciliation to Adjusted FFO - By Ownership Interest (Unaudited)

1Q 2024	Summit Wholly-Owned		GIC Joint Venture [1]		Other Joint Ventures [1]		Combined		GIC JV Pro Rata Adj		Other JVs Pro Rata Adj		Pro Rata	
(Amounts in thousands, except statistics)	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023	1Q 2024	1Q 2023
Net income (loss)	13	(1,493)	913	(1,933)	1,907	1,456	2,833	(1,970)	(447)	826	(191)	(146)	2,195	(1,290)
Preferred dividends	(3,970)	(3,970)	—	—	—	—	(3,970)	(3,970)	—	—	—	—	(3,970)	(3,970)
Distributions to and accretion of redeemable non-controlling interests	(657)	(657)	—	—	—	—	(657)	(657)	—	—	—	—	(657)	(657)
Net loss applicable to common shares and common units	**$ (4,614)**	**$ (6,120)**	**$ 913**	**$ (1,933)**	**$ 1,907**	**$ 1,456**	**$ (1,794)**	**$ (6,597)**	**$ (447)**	**$ 826**	**$ (191)**	**$ (146)**	**$ (2,432)**	**$ (5,917)**
Real estate-related depreciation	19,153	19,072	15,385	15,656	1,065	999	35,603	35,727	(7,538)	(7,671)	(107)	(100)	27,958	27,956
Disposition of assets, net	—	26	(75)	22	—	—	(75)	48	37	(11)	—	—	(38)	37
FFO applicable to common shares and common units	**$ 14,539**	**$ 12,978**	**$ 16,223**	**$ 13,745**	**$ 2,972**	**$ 2,455**	**$ 33,734**	**$ 29,178**	**$ (7,948)**	**$ (6,856)**	**$ (298)**	**$ (246)**	**$ 25,488**	**$ 22,076**
Recoveries of credit losses	—	(250)	—	—	—	—	—	(250)	—	—	—	—	—	(250)
Equity Based Compensation	1,848	1,468	—	—	—	—	1,848	1,468	—	—	—	—	1,848	1,468
Amortization of Deferred Financing Costs	1,159	919	445	465	15	15	1,619	1,399	(218)	(228)	(2)	(2)	1,399	1,169
Amortization of Franchise Fees	85	63	79	79	—	—	164	142	(39)	(39)	—	—	125	103
Amortization of intangible assets	—	(8)	911	911	—	—	911	903	(446)	(446)	—	—	465	457
Debt Transaction Costs	550	35	14	52	—	—	564	87	(7)	(25)	—	—	557	62
Deferred income tax (benefit) expense	—	—	(3)	63	—	—	(3)	63	1	(31)	—	—	(2)	32
Non-Cash Interest Income	(133)	(130)	—	—	—	—	(133)	(130)	—	—	—	—	(133)	(130)
Non-Cash Lease expense, net	103	121	(30)	12	—	—	73	133	15	(6)	—	—	88	127
Casualty losses (gains), net	310	305	(163)	201	(421)	30	(274)	536	80	(98)	42	(3)	(152)	435
Non-Cash Items and Other	312	711	—	—	—	—	312	711	1	—	—	—	313	711
AFFO applicable to common shares and common units	**$ 18,773**	**$ 16,212**	**$ 17,476**	**$ 15,528**	**$ 2,566**	**$ 2,500**	**$ 38,815**	**$ 34,240**	**$ (8,561)**	**$ (7,729)**	**$ (258)**	**$ (251)**	**$ 29,996**	**$ 26,260**
FFO per share of Common Stock and Common Units													$ 0.21	$ 0.18
AFFO per share of Common Stock and Common Units													$ 0.24	$ 0.22
Weighted-average diluted shares of Common Stock and Common Units													122,599	122,010

1. GIC Joint Venture is 51% owned by Summit while Other Joint Ventures are 90% owned by Summit.

12

SUMMIT HOTEL PROPERTIES

13 Full Year 2024 Outlook (Unaudited) 1. All pro forma information includes operating and financial results for 96 hotels owned as of March 31, 2024, as if each hotel had been owned by the Company since January 1, 2023 and will continue to be owned through the entire year ending December 31, 2024. As a result, the pro forma information includes operating and financial results for hotels acquired since January 1, 2023, which may include periods prior to the Company’s ownership. Pro forma and non-GAAP measures are unaudited. FYE 2024 Outlook (Amounts in thousands, except per share metrics and statistics) Low High Variance to Prior Midpoint % Change to Prior Midpoint Pro Forma RevPAR Growth (1) 2.00% 4.00% — % — % Adjusted EBITDAre $ 188,000 $ 200,000 $ — — % Adjusted FFO $ 111,000 $ 123,000 $ — — % Adjusted FFO per Diluted Unit $ 0.90 $ 1.00 $ — — % Capital Expenditures, Pro Rata $ 65,000 $ 85,000 $ — — %

14 Table of Contents Section I Section II Section III Section IV Section VI Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Pro Forma Operating Results - By Ownership Interest (Unaudited)

Q1 2024	INN Wholly-Owned (56 Hotels)		GIC Joint Venture (40 Hotels)		Other Joint Ventures (3 Hotels)		Pro Forma (99 Hotels)	
(Amounts in thousands, except statistics)	**2024**	**2023**	**2024**	**2023**	**2024**	**2023**	**2024**	**2023**
Pro Forma Operating Data [(1)]								
Occupancy	68.8 %	67.3 %	76.0 %	72.8 %	86.0 %	86.1 %	71.8 %	69.7 %
ADR	$ 169.63	$ 171.28	$ 172.12	$ 176.74	$ 277.74	$ 264.85	$ 173.01	$ 175.54
RevPAR	$ 116.71	$ 115.30	$ 130.79	$ 128.68	$ 238.99	$ 228.15	$ 124.18	$ 122.33
Occupancy change	*2.2 %*		*4.4 %*		*(0.1)%*		*3.0 %*	
ADR change	*(1.0)%*		*(2.6)%*		*4.9 %*		*(1.4)%*	
RevPAR change	*1.2 %*		*1.6 %*		*4.7 %*		*1.5 %*	
Pro forma total revenues	$ 106,048	$ 103,424	$ 72,735	$ 70,156	$ 8,982	$ 8,362	$ 187,765	$ 181,942
Pro forma hotel EBITDA	$ 34,301	$ 32,130	$ 30,694	$ 29,408	$ 3,567	$ 3,418	$ 68,562	$ 64,956
Pro forma hotel EBITDA Margin	*32.3 %*	*31.1 %*	*42.2 %*	*41.9 %*	*39.7 %*	*40.9 %*	*36.5 %*	*35.7 %*

1. Unaudited pro forma information includes operating results for 99 hotels owned as of March 31, 2024, as if all such hotels had been owned by the Company since January 1, 2023. For any hotels acquired by the Company after January 1, 2023 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2023, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

15

SUMMIT HOTEL PROPERTIES

16 Summary Pro Forma Operating Results (Unaudited) 1. Unaudited pro forma information includes operating results for 99 hotels owned as of March 31, 2024, as if all such hotels had been owned by the Company since January 1, 2023. For any hotels acquired by the Company after January 1, 2023 (the “Acquired Hotels”), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2023, to the date the Acquired Hotels were purchased by the Company (the “Pre-acquisition Period”). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results. Pro Forma (99) Hotels - 2024 (1) Jan Feb Mar Q1 Occupancy 64.3% 72.5% 78.6% 71.8 % ADR $ 164.17 $ 174.61 $ 178.88 $ 173.01 RevPAR $ 105.59 $ 126.55 $ 140.54 $ 124.18 2023 Variance Occupancy change vs 2023 4.3% 4.0% 1.1% 3.0 % ADR change vs 2023 1.1% (2.8) % (2.1) % (1.4) % RevPAR change vs 2023 5.4% 1.1% (1.0) % 1.5%

17 Summary Same Store Operating Results (Unaudited) 1. Unaudited pro forma information includes operating results for 97 same store hotels owned as of March 31, 2024 as if all such hotels had been owned by the Company since January 1, 2023. Same Store (97) Hotels - 2024 (1) Jan Feb Mar Q1 Occupancy 64.2% 72.4% 78.5% 71.7 % ADR $ 163.32 $ 173.21 $ 177.81 $ 171.91 RevPAR $ 104.89 $ 125.32 $ 139.50 $ 123.19 2023 Variance Occupancy change vs 2023 4.5% 4.1% 1.1% 3.1 % ADR change vs 2023 1.2% (2.6) % (2.1) % (1.3) % RevPAR change vs 2023 5.8% 1.4% (1.0) % 1.7%

Summary Joint Venture Operating Results (Unaudited)

GIC JV (40) Hotels - 2024 [1]	Jan	Feb	Mar	Q1
Occupancy	69.1 %	76.5 %	82.4 %	76.0 %
ADR	$ 165.86	$ 175.35	$ 174.55	$ 172.12
RevPAR	$ 114.62	$ 134.13	$ 143.83	$ 130.79
2023 Variance				
Occupancy change vs 2023	5.7 %	5.6 %	2.2 %	4.4 %
ADR change vs 2023	0.5 %	(5.6)%	(2.5)%	(2.6)%
RevPAR change vs 2023	6.3 %	(0.2)%	(0.3)%	1.6 %

Other JVs (3) Hotels - 2024 [1]	Jan	Feb	Mar	Q1
Occupancy	81.6 %	87.0 %	89.6 %	86.0 %
ADR	$ 255.74	$ 294.23	$ 282.80	$ 277.74
RevPAR	$ 208.65	$ 256.08	$ 253.34	$ 238.99
2023 Variance				
Occupancy change vs 2023	1.9 %	(0.2)%	(1.8)%	(0.1)%
ADR change vs 2023	10.4 %	5.7 %	0.1 %	4.9 %
RevPAR change vs 2023	12.5 %	5.5 %	(1.7)%	4.7 %

1. Unaudited pro forma information includes operating results for 43 JV hotels owned as of March 31, 2024, as if all such hotels had been owned by the Company since January 1, 2023. For any hotels acquired by the Company after January 1, 2023 (the "Acquired Hotels"), the Company has included in the pro forma information the financial results of each of the Acquired Hotels for the period from January 1, 2023, to the date the Acquired Hotels were purchased by the Company (the "Pre-acquisition Period"). The financial results for the Pre-acquisition Period were provided by the third-party owner of such Acquired Hotel prior to purchase by the Company and have not been audited or reviewed by our auditors or adjusted by us. The pro forma information is included to enable comparison of results for the current reporting period to results for the comparable period of the prior year and are not indicative of future results.

18

SUMMIT HOTEL PROPERTIES

19 Table of Contents Section I Section II Section III Section IV Section VI Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Capitalization - Total Enterprise Value (Unaudited)

(Amounts in thousands, except common share price & dividends)

	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023
Common Share Price & Dividends					
At quarter ended	$ 6.51	$ 6.72	$ 5.80	$ 6.51	$ 7.00
High during quarter ended	$ 6.95	$ 6.98	$ 6.87	$ 7.26	$ 8.81
Low during quarter ended	$ 6.15	$ 5.31	$ 5.40	$ 6.01	$ 6.17
Common dividends per share	$ 0.06	$ 0.06	$ 0.06	$ 0.06	$ 0.04
Common Shares & Units					
Common shares outstanding	108,198	107,593	107,573	107,570	107,470
Common units outstanding	15,949	15,949	15,970	15,977	15,977
Total common shares and units outstanding	124,147	123,542	123,543	123,547	123,447
Capitalization					
Market value of common equity at quarter end	$ 808,197	$ 830,202	$ 716,549	$ 804,291	$ 864,129
Par value of preferred equity - 6.250% Series E	160,000	160,000	160,000	160,000	160,000
Par value of preferred equity - 5.875% Series F	100,000	100,000	100,000	100,000	100,000
Par value of preferred equity - 5.250% Series Z	50,000	50,000	50,000	50,000	50,000
Consolidated total debt	1,467,349	1,445,839	1,461,340	1,466,936	1,477,432
Less: Consolidated unrestricted cash	(63,435)	(37,837)	(55,307)	(58,456)	(60,678)
Consolidated total enterprise value	$ 2,522,111	$ 2,548,204	$ 2,432,582	$ 2,522,771	$ 2,590,883
Noncontrolling interest in consolidated total debt - GIC JV	(304,159)	(308,151)	(308,182)	(308,262)	(308,291)
Noncontrolling interest in consolidated total debt - Other JVs	(4,700)	(4,700)	(4,700)	(4,700)	(4,700)
Noncontrolling interest in consolidated total cash - GIC JV	13,334	8,498	11,896	13,077	14,455
Noncontrolling interest in consolidated total cash - Other JVs	485	260	253	301	298
Pro rata total enterprise value	$ 2,227,070	$ 2,244,111	$ 2,131,849	$ 2,223,187	$ 2,292,645

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SUMMIT HOTEL PROPERTIES

Debt Schedule - Part I (Unaudited)

As of March 31, 2024

(amounts in thousands)	Spread	Base Rate	Interest Rate	Fixed/ Variable	Fully-Extended Maturity Date	Number of Encumbered Properties	Principal Outstanding	Non-controlling Interests	Pro Rata Principal Outstanding	Pro Rata Disposition Adjustments [1]	Pro Rata Principal Outstanding Adj
Senior Credit Facility											
$400 Million Revolver	1.95%	5.43%	7.38%	Variable	06/21/2028	n/a	55,000	—	55,000	(55,000)	—
$200 Million Term Loan	1.90%	5.43%	7.33%	Variable	06/21/2028	n/a	200,000	—	200,000	—	200,000
Total Senior Credit and Term Loan Facility							$ 255,000	$ —	$ 255,000	$ (55,000)	$ 200,000
$200 Million Unsecured Term Loan	1.90%	5.42%	7.32%	Variable	02/26/2029	n/a	$ 200,000	$ —	$ 200,000	$ —	$ 200,000
Convertible Notes	n/a	n/a	1.50%	Fixed	02/15/2026	n/a	$ 287,500	$ —	$ 287,500	$ —	$ 287,500
Secured Mortgage Indebtedness											
Metabank (Bayside)	n/a	n/a	4.44%	Fixed	07/01/2027	3	42,400	—	42,400	—	42,400
Bank of the Cascades (First Interstate Bank)	2.00%	5.32%	7.32%	Variable	12/19/2024	1	7,358	—	7,358	—	7,358
	n/a	n/a	4.30%	Fixed	12/19/2024		7,358	—	7,358	—	7,358
Total Mortgage Loans						4	$ 57,116	$ —	$ 57,116	$ —	$ 57,116
							$ 799,616	$ —	$ 799,616	$ (55,000)	$ 744,616
Brickell Joint Venture Mortgage Loan											
City National Bank of Florida	3.00%	5.32%	8.32%	Variable	06/09/2025	2	47,000	(4,700)	42,300	—	42,300
GIC Joint Venture Credit Facility and Term Loans											
$125 Million Revolver	2.15%	5.43%	7.58%	Variable	09/15/2028	n/a	125,000	(61,250)	63,750	—	63,750
$75 Million Term Loan	2.10%	5.43%	7.53%	Variable	09/15/2028	n/a	75,000	(36,750)	38,250	—	38,250
$410 Million Term Loan	2.75%	5.44%	8.19%	Variable	01/13/2027	n/a	402,021	(196,990)	205,031	(3,053)	201,978
Wells Fargo CMBS Loan	n/a	n/a	4.99%	Fixed	06/06/2028	1	12,720	(6,233)	6,487	—	6,487
PACE Loan	n/a	n/a	6.10%	Fixed	07/31/2040	1	5,992	(2,936)	3,056	—	3,056
Total GIC Joint Venture Credit Facility and Term Loans						2	$ 620,733	$ (304,159)	$ 316,574	$ (3,053)	$ 313,521
Total Joint Venture Debt						4	$ 667,733	$ (308,859)	$ 358,874	$ (3,053)	$ 355,821
Total Debt						8	$ 1,467,349	$ (308,859)	$ 1,158,490	$ (58,053)	$ 1,100,437

(1) Related to the disposition of three assets which occurred subsequent to March 31, 2024.

21

22 Debt Schedule - Part II (Unaudited) As of March 31, 2024 (amounts in thousands) Principal Amount Fixed Debt Variable Debt Effective Interest Outstanding Outstanding Outstanding Rate Total Debt $ 1,467,349 $ 355,970 $ 1,111,379 6.36 % Non-controlling Interests in Joint Ventures (308,859) (9,169) (299,690) Pro Rata Debt $ 1,158,490 $ 346,801 $ 811,689 5.95% % of Pro Rata Debt 100% 30% 70 % Pro Rata Adjustment for Swaps in Effect — 502,000 (502,000) Pro Rata Debt Including Swaps $ 1,158,490 $ 848,801 $ 309,689 4.84% % of Pro Rata Debt Including Swaps 100% 73% 27 % Notional Effective Maturity Interest Rate Swaps Value Swap Rate Date Date Regions - 2018 - $75mm $ 75,000 2.8600 % September 28, 2018 September 30, 2024 Regions - 2018 - 125mm 125,000 2.9170 % December 31, 2018 December 31, 2025 Capital One - 2022 - $100mm 100,000 2.6000 % January 31, 2023 January 31, 2027 Regions - 2022 - $100mm 100,000 2.5625 % January 31, 2023 January 31, 2029 Capital One - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Wells Fargo - 2023 - $100mm 100,000 3.3540 % July 1, 2023 January 13, 2026 Current Swaps $ 600,000 2.9436 % Wells Fargo - 2024 - $100mm $ 100,000 3.7650 % October 1, 2024 January 13, 2026 Total Swaps $ 700,000 3.0609%

23 Debt Schedule - Part III (Unaudited) (1) Amounts are in millions ($) and assumes fully-extended maturities for all loans. Reflects pro rata debt totals. Pro Rata Debt Maturity Ladder at March 31, 2024 $55 $288 $200 $102 $42 $200$205 $15 $42 $6 $3 $400M Senior Revolver Convertible Senior Notes $200M Senior Term Loan $200M GIC JV Credit Facility Brickell JV Mortgage Debt $200M Senior Term Loan $410M GIC JV Term Loan Mortgage Debt 2024 2025 2026 2027 2028 2029 2030 $0 $100 $200 $300 $400 (1)

24 Table of Contents Section I Section II Section III Section IV Section VI Forward-Looking Statements and Non-GAAP Financial Measure Disclosures Corporate Financial Schedules Operating & Property-Level Schedules Capitalization and Debt Schedules Asset Listing

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership)				
Hyatt Place - Denver South/Park Meadows	1	127	Upscale	Suburban
Hyatt Place - Denver Tech Center	1	126	Upscale	Suburban
Hyatt Place - Scottsdale/Old Town	1	126	Upscale	Resort
Holiday Inn Express & Suites - San Francisco/Fisherman's Wharf	1	252	Upper Midscale	Urban
Courtyard - Dallas/Arlington South	1	103	Upscale	Suburban
Residence Inn - Dallas/Arlington South	1	96	Upscale	Suburban
Hyatt Place - Orlando/Convention Center	1	151	Upscale	Resort
Hyatt Place - Orlando/Universal	1	150	Upscale	Resort
Hyatt Place - Minneapolis/Downtown	1	213	Upscale	Urban
Springhill Suites - Nashville MetroCenter	1	78	Upscale	Urban
Courtyard - New Orleans Downtown Near the French Quarter	1	140	Upscale	Urban
Hyatt Place - Portland Airport/Cascade Station	1	136	Upscale	Airport
Residence Inn - Portland Airport at Cascade Station	1	124	Upscale	Airport
Courtyard - New Orleans/Metairie	1	153	Upscale	Airport
Staybridge Suites - Denver/Cherry Creek	1	121	Upscale	Suburban
Hyatt House - Denver Tech Center	1	135	Upscale	Suburban
Courtyard - Atlanta Downtown	1	150	Upscale	Urban
Hyatt Place - Garden City	1	122	Upscale	Suburban
Courtyard - New Orleans Downtown/Convention Center	1	202	Upscale	Urban
Residence Inn - New Orleans/Metairie	1	120	Upscale	Airport
SpringHill Suites - New Orleans Downtown	1	208	Upscale	Urban
Hilton Garden Inn - Greenville	1	120	Upscale	Suburban
Fairfield Inn & Suites - Louisville Downtown	1	140	Upper Midscale	Urban

25

SUMMIT HOTEL PROPERTIES

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
INN Wholly-Owned (100% Ownership), (cont.)				
SpringHill Suites - Louisville Downtown	1	198	Upscale	Urban
SpringHill Suites - Indianapolis Downtown	1	156	Upscale	Urban
Courtyard - Indianapolis Downtown	1	297	Upscale	Urban
Hampton Inn & Suites - San Diego/Poway	1	108	Upper Midscale	Suburban
Hampton Inn & Suites - Camarillo	1	116	Upper Midscale	Suburban
Hilton Garden Inn - Houston/Galleria Area	1	182	Upscale	Urban
Doubletree by Hilton San Francisco Airport North Bayfront	1	210	Upscale	Airport
Four Points - San Francisco Airport	1	101	Upscale	Airport
Hilton Garden Inn - Houston/Energy Corridor	1	190	Upscale	Suburban
Hampton Inn & Suites - Austin/Downtown/Convention Center	1	209	Upper Midscale	Urban
Hampton Inn & Suites - Minneapolis/Downtown	1	211	Upper Midscale	Urban
Residence Inn - Bridgewater/Branchburg	1	101	Upscale	Suburban
Hyatt House - Across From Universal Orlando Resort	1	168	Upscale	Resort
Residence Inn - Baltimore/Hunt Valley	1	141	Upscale	Suburban
Hotel Indigo - Asheville Downtown	1	116	Upper Upscale	Small Metro/Town
Courtyard - Atlanta Decatur Downtown/Emory	1	179	Upscale	Suburban
Courtyard - Nashville Vanderbilt/West End	1	226	Upscale	Urban
Residence Inn - Atlanta Midtown/Peachtree at 17th	1	160	Upscale	Urban
Hyatt House - Miami Airport	1	163	Upscale	Airport
Marriott - Boulder	1	165	Upper Upscale	Urban
Hyatt Place - Chicago/Downtown-The Loop	1	206	Upscale	Urban
Hyatt Place - Phoenix/Mesa	1	152	Upscale	Suburban
Courtyard - Fort Lauderdale Beach	1	261	Upscale	Resort

26

SUMMIT HOTEL PROPERTIES

27 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location INN Wholly-Owned (100% Ownership), (cont.) Courtyard - Charlotte City Center 1 181 Upscale Urban Hampton Inn & Suites - Baltimore Inner Harbor 1 116 Upper Midscale Urban Residence Inn - Baltimore Downtown/Inner Harbor 1 189 Upscale Urban Courtyard - Kansas City Country Club Plaza 1 123 Upscale Suburban Courtyard - Fort Worth Downtown/Blackstone 1 203 Upscale Urban AC Hotel - Atlanta Downtown 1 255 Upscale Urban Hilton Garden Inn - Waltham 1 148 Upscale Suburban Residence Inn - Cleveland Downtown 1 175 Upscale Urban Courtyard - New Haven at Yale 1 207 Upscale Urban Residence Inn - Boston/Watertown 1 150 Upscale Suburban INN Wholly-Owned (100% Ownership) 56 9,056

Asset Listing (Unaudited)

	Hotels	Rooms	STR Chain Scale	STR Location
GIC Joint Venture (51% Ownership)				
Courtyard - Scottsdale North	1	153	Upscale	Resort
Springhill Suites - Scottsdale North	1	121	Upscale	Resort
Hampton Inn & Suites - Tampa/Ybor City/Downtown	1	138	Upper Midscale	Urban
Homewood Suites - Aliso Viejo/Laguna Beach	1	129	Upscale	Suburban
Courtyard - Pittsburgh Downtown	1	183	Upscale	Urban
Homewood Suites - Tucson/St. Philip's Plaza University	1	122	Upscale	Resort
Hampton Inn & Suites - Silverthorne	1	88	Upper Midscale	Resort
Hilton Garden Inn - San Jose / Milpitas	1	161	Upscale	Suburban
Residence Inn - Portland Downtown / Riverplace	1	258	Upscale	Urban
Residence Inn - Portland / Hillsboro	1	122	Upscale	Suburban
Residence Inn - Steamboat Springs	1	110	Upscale	Small Metro/Town
Embassy Suites - Tucson / Paloma Village	1	120	Upper Upscale	Resort
Residence Inn - Scottsdale North	1	120	Upscale	Resort
AC Hotel - Dallas Downtown	1	128	Upscale	Urban
Residence Inn - Dallas Downtown	1	121	Upscale	Urban
Hampton Inn & Suites - Dallas Downtown	1	176	Upper Midscale	Urban
SpringHill Suites - Dallas Downtown	1	148	Upscale	Urban
Hilton Garden Inn - Grapevine at Silver Lake Crossing	1	152	Upscale	Airport
Holiday Inn Express & Suites - DFW / Grapevine	1	95	Upper Midscale	Airport
Courtyard - Dallas DFW Airport / North Grapevine	1	181	Upscale	Airport
TownePlace Suites - Dallas / Grapevine	1	120	Upper Midscale	Airport
Hyatt Place - Dallas / Grapevine	1	125	Upscale	Airport

28

SUMMIT HOTEL PROPERTIES

29 Asset Listing (Unaudited) Hotels Rooms STR Chain Scale STR Location GIC Joint Venture (51% Ownership) AC Hotel - Dallas / Frisco 1 150 Upscale Suburban Residence Inn - Dallas / Frisco 1 150 Upscale Suburban Canopy Hotel - Dallas / Frisco Station 1 150 Upper Upscale Suburban Residence Inn - Tyler 1 119 Upscale Small Metro/Town Hilton Garden Inn - Longview 1 122 Upscale Small Metro/Town AC Hotel - Houston Downtown 1 195 Upscale Urban Hilton Garden Inn - College Station 1 119 Upscale Small Metro/Town Homewood Suites - Midland 1 118 Upscale Suburban Hyatt Place - Lubbock 1 125 Upscale Urban Courtyard - Amarillo Downtown 1 107 Upscale Suburban Embassy Suites - Amarillo Downtown 1 226 Upper Upscale Suburban AC Hotel - Oklahoma City / Bricktown 1 142 Upscale Urban Hyatt Place - Oklahoma City / Bricktown 1 134 Upscale Urban Holiday Inn Express & Suites - Oklahoma City Downtown / Bricktown 1 124 Upper Midscale Urban SpringHill Suites - New Orleans Downtown / Canal Street 1 74 Upscale Urban TownePlace Suites - New Orleans Downtown / Canal Street 1 105 Upper Midscale Urban Canopy Hotel - New Orleans Downtown 1 176 Upper Upscale Urban The Nordic Lodge - Steamboat Springs 1 47 Independent Small Metro/Town GIC Joint Venture (51% Ownership) 40 5,454

30 Asset Listing (Unaudited) (1) Asset listing excludes two parking garages located in Dallas, TX and Frisco, TX. Hotels Rooms STR Chain Scale STR Location Other Joint Ventures (90% Ownership) AC Hotels by Marriott - Miami Brickell 1 156 Upscale Urban Element - Miami Brickell 1 108 Upscale Urban Onera - Fredericksburg 1 11 Independent Small Metro/Town Other Joint Ventures (90% Ownership) 3 275 Pro Forma 99 14,785

31